UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2006

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                               MRU HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                    000-33487             33-0954381
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(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                IDENTIFICATION NUMBER)

          1114 AVENUE OF THE AMERICAS
                NEW YORK, NEW YORK                             10036
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (212) 754-0774
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]


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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      On May 9, 2006, MRU Holdings, Inc. ("MRU" or the "Company") announced that it completed a sale of 1,052,632 shares of its Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock") and warrants to acquire 342,106 shares of Series B Preferred Stock, to certain accredited investors. Each share of Series B Preferred Stock was sold to the investors for a purchase price of $3.80 per share. The warrants provide the investors with the right to acquire shares of the Company's Series B Preferred Stock at a purchase price of $3.80 per share, for a period expiring February 13, 2009. In this transaction, the Company received cash consideration of $4 million.

      The sale of the Series B Preferred Stock to the accredited investors was consummated according to the terms of a Securities Purchase Agreement dated December 31, 2005, as amended. A form of the Securities Purchase Agreement was included as Exhibit 10.1 to the Company's Current Report on 8-K, filed with the Securities and Exchange Commission (the "SEC") on January 6, 2006 (the "Securities Purchase Agreement").

      The private offering described above was exempt from registration under
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), or Rule 506 of Regulation D, promulgated by the SEC. With respect to the issuance of Series B Preferred Stock to the accredited investors, no general solicitation was made by the Company or by any person acting on the Company's behalf; the Series B Preferred Stock was sold subject to transfer restrictions, and the certificates for the shares and warrants contained an appropriate legend stating that the Series B Preferred Stock has not been registered under the Securities Act and may not be offered or sold absent registration or an exemption therefrom.

      Under the terms of the Securities Purchase Agreement, the Company is obligated to file a registration statement, which must be declared effective no later than February 13, 2007, registering for resale the shares of MRU's common stock issuable upon conversion of the shares of Series B Preferred Stock and upon conversion of the shares of Series B Preferred Stock issuable upon exercise of the warrants. The Company undertook to use its best efforts to cause the Securities and Exchange Commission to declare such registration statement effective as promptly as practicable but in no event later than February 13, 2007.

      No underwriters were involved in connection with any of the sales of securities discussed above.

      On May 9, 2006, the Company issued a press release announcing the sale of the shares of Series B Preferred Stock described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

      99.1  Press Release of MRU Holdings, Inc., dated May 9, 2006.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MRU HOLDINGS, INC.



Date: May 12, 2006                 By:    /s/ Edwin J. McGuinn
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                                   Name:  Edwin J. McGuinn, Jr.
                                   Title: Chairman and Chief Executive Officer






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EXHIBIT INDEX

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EXHIBIT NO.         EXHIBIT
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99.1                Press Release of MRU Holdings, Inc., dated May 9, 2006.
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